BP Capital TwinLine Energy Fund (“Energy Fund”)
BP Capital TwinLine MLP Fund (“MLP Fund”)

Supplement dated May 23, 2017 to the Statutory Prospectus
 dated March 30, 2017

Effective immediately, the sections titled, “Purchase and Sale of Fund Shares” on pages 7 and 17 of the Prospectus are replaced with the following:

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Fund shares on any business day by written request via mail (BP Capital Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-855-40-BPCAP (1-855-402-7227), or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Effective immediately, the table in the section titled, “Description of Classes” on page 37 of the Prospectus is replaced with the following:
	Class A	Class C	Class I
Eligible Shareholders	Retail	Retail
Proprietary accounts of institutional investors such as
• financial institutions,
• pension plans,
• retirement accounts,
• qualified plans and
• certain corporations, trusts, estates, religious and charitable organizations.

Minimum Initial Investment	Regular – $3,000 Retirement – $500 AIP – $500 Gift for Minors – $500	Regular – $3,000 Retirement – $500 AIP – $500 Gift for Minors – $500	$250,000
Subsequent Minimum Investment	$100	$100	None
Waiver/ Reduction of Investment Minimum	None	None
The Advisor may waive the minimum investment for financial intermediaries and other institutions making continuing investments in the Funds on behalf of underlying investors and from time to time for other investors, including retirement plans and employees of the Advisor and its affiliates.

	Class A	Class C	Class I
Initial Sales Charge	5.75%	None	None
Contingent Deferred Sales Charge	None*	1.00%#	None
Redemption Fee	None	None	None
Ongoing Distribution (12b‑1) Fees	0.25%	0.75%	None
Ongoing Shareholder Service Fees	up to 0.10%	up to 0.25%	up to 0.10%

The first paragraph of the section titled, “Class A Shares” on pages 37 and 38 of the Prospectus is replaced with the following:

Class A shares of each Fund are retail shares that require you to pay a front-end sales charge when you invest in that Fund, unless you qualify for a reduction or waiver of the sales charge.  The sales charge you pay each time you purchase Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases or other reasons, as indicated below.  The “offering price” you pay for Class A shares includes any applicable front-end sales charge, which is deducted directly from your investment.  It is your responsibility to provide adequate documentation of your eligibility for a reduction or waiver of the sales charge in order to receive it.

The first paragraph of the section titled, “Class C Shares” on pages 41 and 42 of the Prospectus is replaced with the following:

Class C shares of the Funds are offered without an initial sales charge. This means that 100% of your initial investment is placed into shares of the applicable Fund. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for shareholder servicing and distribution-related activities with respect to the applicable Fund. Over time, fees paid under the distribution and service plans will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges. Although, investors that purchase Class C shares will not pay any initial sales charge on the purchase, the Advisor pays 1.00% of the amount invested to dealers who sell Class C shares. Additionally, investors are subject to a contingent deferred sales charge of 1.00% for Class C shares if shares are redeemed within 12 months after purchase. Any applicable CDSC is based on the lesser of the original purchase cost or the current market value of the shares being redeemed. The minimum initial investment for Class C Shares is $3,000 and the subsequent investment minimum is $100. No order for Class C Shares of any Fund may exceed $1,000,000.

Please retain this Supplement with the Prospectus.